The Insured Series Policy
A Level Premium Variable Life Insurance Policy
Offered By Foresters Life Insurance and Annuity Company Through First Investors Life  Separate Account B
40 Wall Street, New York, New York 10005 / 1(800) 832-7783
This prospectus describes an individual Level Premium Variable Life Insurance Policy (the "Policy") formerly offered by Foresters  Life Insurance and Annuity Company ("FLIAC," "We," "Us" or "Our") through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”). We call the Policy Our "Insured Series Policy" or "ISP." New Policies are not currently being offered for sale.  Existing Contractowners (“You”) may continue to make additional payments under their respective Policy.
Please read this prospectus and keep it for future reference. It contains important information that You should know. The premiums under this Policy are invested in Subaccounts of Separate Account B that invest in a corresponding series of the Delaware VIP®Trust (“Funds” or “VIP Series”). This prospectus is valid only when attached to the current prospectus for the VIP Series.
The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
FLIAC does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the Funds. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.
This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by FLIAC.
The date of this prospectus is May 1, 2019, as amended on October 4, 2019.

CONTENTS
SUMMARY OF BENEFITS AND RISKS OF THE POLICY	3
Policy Benefits	3
Policy Risks	4
Risks of the VIP Series	5
FEE TABLES	6
DESCRIPTION OF THE POLICY	9
Who We Are and How to Contact Us	9
VIP Series	10
How The Policy Works	12
Policy Application Process	12
Premiums	12
Allocation of Net Premiums to Investment Options	13
The Death Benefit	15
Cash Value	17
Settlement Options	19
Optional Insurance Riders	20
Other Provisions	20
Charges and Expenses	23
Periodic Charges Deducted from the Subaccount Value	25
FEDERAL TAX INFORMATION	27
Policy Proceeds	27
Surrenders and Loans	27
OTHER INFORMATION	31
Voting Rights	31
Reports	31
Financial Statements	32

  SUMMARY OF BENEFITS AND RISKS OF THE POLICY
This summary outlines the important benefits and risks associated with the Policy. More detailed information about the Policy follows the summary.
POLICY BENEFITS
Under the Policy, You pay a fixed premium amount each year for 12 years. The premium amount is based upon the guaranteed minimum death benefit, the Insured’s underwriting classification, premium payment frequency, and other factors. We guarantee that You will not pay premiums beyond 12 years and that Your premium payment will not increase. If You change Your premium payment schedule after Your Policy has been issued, the premium amount will be adjusted to correspond with Your new schedule.
The net amount of each premium remaining after deduction of the costs of insurance and other Policy charges is invested in one or more Subaccounts which, in turn, invest in corresponding Funds of the VIP Series.
Permanent Insurance Protection
The Policy is designed to provide You with permanent insurance protection. You pay Your premiums for 12 years. After that, the Policy remains in force for the life of the Insured unless You choose to surrender Your Policy, or You borrow against it to an extent that causes it to lapse.
Upon the death of the Insured, the Policy’s death benefit will be paid to the named beneficiary. The amount of the death benefit may increase above the Policy’s guaranteed minimum death benefit (usually known as “face amount”) based upon the investment experience of the Subaccounts You select. However, the death benefit is guaranteed never to be less than the Policy’s guaranteed minimum death benefit (reduced by any outstanding Policy loans, accrued interest, partial surrenders and unpaid premiums). The death benefit may also be increased by purchasing an optional rider for an additional premium amount.
Tax Benefits
Under current tax law,
■            any growth in the Policy’s cash value is not subject to federal income tax until You withdraw it from the Policy;
■            the death benefit paid to the named beneficiary is generally free of federal income tax;
■            reallocations among Subaccounts are not taxable events for purposes of federal income tax; and
■            Policy loans are generally not taxable.
Investment Options
You may allocate Your net premiums among any of the twelve (12) Subaccounts We offer under the Policy as long as each allocation is at least 10% of the premium. Each Subaccount invests in an underlying Fund that is professionally managed and has different investment objectives, policies and risks. Your cash value (see “Cash Value”) and variable insurance amount (see “The Variable Insurance Amount”) will fluctuate based on the performance of the Funds You select.
Twice each Policy year, You may change Your Subaccount allocations. If You do so, both Your existing cash value and Your future premium payments will be allocated according to the new percentages, unless You direct Us otherwise.
Policy Loans
You may borrow up to 75% of the cash value during the first three Policy years and up to 90% of the cash value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

Surrenders
You may surrender the Policy at any time while the Insured is living. A surrender is a taxable event. The amount payable will be the cash value less any outstanding loan balance, including any accrued loan interest (“Surrender Value”). You may surrender a portion of the Policy’s cash value on any Policy anniversary provided You meet Our requirements. Partial surrenders are not permitted if You have an outstanding Policy loan. Partial surrenders may have adverse tax consequences and will reduce the guaranteed minimum death benefit and the death benefit.
Optional Insurance Riders
Subject to availability in Your state, We offer at issue several optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. You may terminate a rider at any time and Your premium will be adjusted accordingly.
The optional riders include:
■            Accidental Death Benefit
■            12-year Level Term
■            Waiver of premium
POLICY RISKS
Need for Insurance
Because of the insurance costs, the Policy is not suitable for You unless You need life insurance. If You have no need for life insurance, You should consider a different type of investment.
Need for a Long-Term Commitment
You will generally lose money if You fail to make all premium payments required during the 12-year period. The Policy, therefore, involves a long-term commitment on Your part, and You should have the intention and financial ability to make all the required premium payments. It should not be used as a short-term savings vehicle. It is not like a systematic investment plan of a mutual fund.
If You choose to pay Your premiums in installments, Your premiums will increase with the increased frequency of Your payments but the net premium available for investment does not increase by the amount Your premium increased.
Investment Risks
The Policy is different from fixed-benefit life insurance because You bear investment risks. The death benefit and cash value will increase or decrease as a result of the investment experience of the Subaccounts You select. Since Policy fees and charges are deducted from the Policy’s cash value, the deduction will have a greater negative impact on the cash value and death benefit during periods of poor investment performance. However, the guaranteed minimum death benefit is never reduced based on negative performance of the Subaccounts.
Tax Risks
Please consult with Your tax adviser before making any changes in Your Policy and for assistance on tax matters affecting the Policy.
Limitations on Reallocations
You are limited to two reallocations each Policy year of the Policy’s cash value among the Subaccounts and each of those Subaccounts may have no less than a 10% allocation. We will not automatically rebalance Your Policy’s cash value to Your designated percentage allocations. Unless You request a reallocation to maintain Your allocations, You may end up with a riskier allocation than You intended. Once You have reallocated twice in a Policy year You will be unable to make further reallocations to reduce Your investment risk.
Policy Loans
If You decide to take Policy loans, the loans may reduce the death benefit and cash value of Your Policy whether or not You repay because they may undermine the growth potential of Your Policy. The receipt of the principal of a Policy loan is generally not taxable income. However, a Policy loan may be taxable (to the extent it exceeds Your premium paid) if it is outstanding at the time You surrender Your Policy. A Policy loan may also be taxable (to the extent of income in the Policy) if Your Policy becomes a modified endowment contract (“MEC”), as a result of a material change that You may make to the Policy. See “Federal Tax Information — Surrenders and Loans” for more information. A Policy loan may also be taxable if it results in a termination or lapse of the Policy or an election of a continued insurance option (i.e., extended term or reduced paid up insurance). This could occur if market conditions caused the cash value of the Policy to fall below the outstanding loan amount.
Surrenders and Other Material Changes
You should only purchase the Policy if You have the financial ability to keep it in force for the 12 years in which Your premiums are payable. You should not purchase the Policy if You foresee surrendering all or part of the Policy’s cash value. We generally do not recommend that You take a partial surrender of Your Policy or make other material changes to the Policy within the first seven years. If You take a partial surrender from Your Policy, reduce the face amount of the Policy, eliminate a rider, or make any other material change in the Policy after it is issued, this may convert the Policy into a MEC. This can have adverse tax consequences to You.
Risk of Lapse
Your Policy may lapse if You fail to pay Your premiums or Your loans exceed the cash value. However, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s cash value. This may delay but not avoid the lapse of Your Policy.
General Account Risk
The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Any guarantees under Your Policy that exceed Your Policy cash value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy cash value are subject to Our financial strength and claims-paying ability.
RISKS OF THE VIP SERIES
You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, principal investment strategies, and principal risks of the Funds are described in the attached VIP Series prospectus. There is no guarantee that any of the Funds will achieve its stated investment objective.

FEE TABLES
The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The optional rider premiums and cost of insurance charges shown may not be representative of what You will pay because these charges are based on the Insured’s age, sex and underwriting class (standard or non-standard class). Your Policy will be accompanied by an illustration based on Your annual premium and guaranteed minimum death benefit as determined by the Insured’s age, sex, underwriting classification, payment frequency and optional riders You selected. This hypothetical illustration shows the potential future benefits using assumed rates of investment return.
The table below describes the transaction fees and expenses that You will pay for the 12 years You pay premiums. The minimum charge indicated is based on the lowest rate for Our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for Our non-standard underwriting class (unless otherwise specified) up to Our maximum issue age for this class.
Transaction Fees
Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Premium Charge Percentage Imposed on Premiums (Load)	Upon premium payment	Year 1	30% of premium
		Years 2 to 4	10% of premium
		Years 5 to 12	6% of premium
Premium Tax Charge	Upon premium payment	2% of premiums
Maximum Deferred Sales Charge (Load)	Not Charged	NONE
Other Surrender Fees	Not Charged	NONE
Transfer Fees	Not Charged	NONE
First Year Charge	Upon payment of first year premium	$5 per $1,000 of the guaranteed minimum death benefit
Annual Administrative Charge	Upon premium payment	$30 standard class
$45 non-standard class
Risk Charge	Upon premium payment	1.5% of premiums
Installment Payment Premium(2)	Upon premium payment	Annual: 0% increase in premium
Semi-annual: 2% increase in premium
Quarterly: 4% increase in premium
Monthly: 5.96% increase in premium
Optional Rider Premiums(3)		Per $1,000 face amount of rider:
Accidental Death(4)	Upon premium payment	Minimum: $1.75
Maximum: $2.63
Standard case(5): $1.75
12 Year Level Term without Premium Waiver	Upon premium payment	Minimum: $0.68
Maximum: $16.39
Standard case(5): $1.02
12 Year Level Term(6) with Premium Waiver	Upon premium payment	Minimum: $0.83
Maximum: $12.70
Standard case(5): $1.12
Premium Waiver	Upon premium payment	Minimum: $0.04
Maximum: $6.00
Standard case(5): $0.09

(1) The table assumes that premiums are paid at issue and then on each Policy anniversary. If You pay Your premium on an installment basis over the course of a Policy year, the charges which are premium-based will be prorated over those payments.
(2) This charge is added to the base premium then deducted. A portion of this charge is allocated under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed minimum of Your death benefit.
(3) The amount of the added premium is determined by the applicable insurance rates based upon the Insured’s age, sex and underwriting classification.
The premiums disclosed above may not be representative of the premium You will actually pay. You may obtain more information about the premiums You will incur by contacting Your registered representative.
(4) The benefit may not exceed $200,000 less all of the Insured’s accidental death benefit coverage in all other insurance companies.
(5) The standard case is based on Our representative Insured which has been identified as Our most frequent Policy purchaser is a male, age 25 at the time the Policy is issued, and is in Our standard underwriting class.
(6) The 12 year level term rider is not available to those in a non-standard underwriting class.

The next table describes the fees and expenses that We deduct from Your cash value.
Periodic Charges Other Than Fund Operating Expenses(1)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(2)	Last Day of Policy Year	Minimum: $0.68 per $1,000 on the net amount at risk (NAR)
Maximum: $14.38 per $1,000 on the NAR(3)
Standard case(4) with $51,908 guaranteed minimum death benefit: $1.75 per $1,000 NAR
Mortality and Expense Risks Charge	Daily	Effective annual rate of 0.50% of Your Subaccount asset value
Policy Loan Interest	Policy Anniversary	6% of the outstanding loan(5)
Income tax charge(6)	Not charged	None deducted
(1) Does not include operating fees and expenses of the Funds.
(2) Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured’s age and sex, as well as the net amount of the insurance that is at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your registered representative.
(3) The charge indicated is the maximum rate We can deduct for the first year cost of insurance charge.
(4) The standard case is based on Our representative Insured, which has been identified as Our most frequent Policy purchaser. This is a male, age 25 at the time the Policy is issued, and is in Our standard underwriting class. There is no difference in the cost of insurance between the standard and non-standard class.
(5) Because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.
(6) We reserve the right to impose this charge if We incur taxes attributable to Separate Account B.

The next table below describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses as of October 4, 2019. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached prospectus for the Funds.

Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.75%	0.90%

DESCRIPTION OF THE POLICY
WHO WE ARE AND HOW TO CONTACT US
Foresters Life Insurance and Annuity Company
Foresters  Life Insurance and Annuity Company, with its home office located at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance policies and annuity contracts.
FLIAC is part of Foresters Financial Holding Company, Inc. ("FFHC"), a holding company, which owns all of the voting common stock of FLIAC. Other affiliates of FLIAC include: Foresters Financial Services, Inc. ("FFS"), the distributor of the Policies and Foresters Investor Services, Inc. (“FIS”), the sub-transfer agent for the VIP Series.
For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office located at Raritan Plaza 1, Edison, NJ 08837. You can also call Us at 1(800)832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax Us at 1 (732)510-4209. You can also contact Us at www.foresters.com. You should send any premium or loan interest payments, loan repayments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by Us until We have received it, as well as any related items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative

Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.
Separate Account B
We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").
We segregate the assets of Separate Account B from the assets in Our General Account (the “General Account”). The assets of Separate Account B fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account B. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account B.
All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account B are credited to or charged against Separate Account B without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Any guarantees under Your Policy that exceed Your Policy cash value (such as those that may be associated with the death benefit) are paid from Our General Account. Any such amounts that We are obligated to pay in excess of Your Policy cash value are subject to Our financial strength and claims-paying ability. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.
Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.
VIP SERIES
On October 4, 2019, each series of the First Investors Life Series Funds managed by Foresters Investment Management Company, Inc. an affiliate of FLIAC, which prior to that date were the only funds available to Contractowners, reorganized into a substantially similar series of the Delaware VIP® Trust, managed by Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust.
The Delaware VIP Trust is an open-end management investment company registered with the SEC under the 1940 Act. The VIP Series consist of a variety of separate series (“Funds”), twelve (12) of which are available to Policyowners of Separate Account B. Each of the Funds offers its shares only through the purchase of a Policy or another variable life or variable annuity Contract issued by FLIAC or other insurance companies. The VIP Series reserves the right to offer shares to other separate accounts or directly to Us.
Although some of the Funds have similar names, the same portfolio manager(s) and same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees, so their performances will vary from the other mutual funds. The VIP Series are selected to provide an appropriate range of investment options for persons invested in the Policies from conservative to more aggressive investment strategies. DMC is the investment adviser of the VIP Series and receives investment management fees for its services. DMC pays a portion of its investment management fees to subadvisers who manage certain of the VIP Series. DMC is a series of Macquarie Investment Management Business Trust, a Delaware statutory trust, and is located at 2005 Market Street, Philadelphia, PA 19103. DMC has retained the Smith Asset

Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201, to serve as the subadviser of the Delaware VIP Growth Equity Series and Ziegler Capital Management, LLC, 70 West Madison Street, 24th fl., Chicago, IL  60602 to serve as subadviser for the Delaware VIP Covered Call Strategy Series.  In addition, DMC may seek investment advice, recommendations and/or allow security trades on its behalf for Funds in the VIP Series by certain of its affiliates which have specialized market knowledge in relevant areas and which it has engaged as a subadvisor to Funds in the VIP Series. These affiliated subadvisors include, Macquarie Investment Management Austria Kapitalanlage  AG, Kaerntner Strasse 28, 1010 Vienna , Austria, with respect to the Delaware VIP Fund For Income Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Investment Management Global Limited, 50 Martin Place, Sydney Australia with respect to the Delaware VIP Fund For Income Series, Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Opportunity Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Special Situations Series, Delaware VIP International Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Investment Management Europe Limited, 28 Ropemaker Street, London, England with respect to the Delaware VIP Fund For Income Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Funds Management Hong Kong Limited, Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, with respect to the Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Opportunity Series, Delaware VIP Special Situations Series, Delaware VIP International Series and Delaware VIP Total Return Series.  See the VIP Series prospectus for more information about the investment adviser and subadvisers.
The following table includes the investment objective for each Fund that is available under the Policy. There is no guarantee that any of the Funds will achieve its stated objective. There is a Subaccount with a similar name as its corresponding underlying Fund.  The following table also identifies the Subaccount that corresponds with each Fund.  You bear the entire investment risks of the Funds You select. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocation carefully. The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the attached VIP Series prospectus, which You should read carefully before investing. You may obtain a VIP Series prospectus by writing to Us at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837, calling Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or faxing Us at 732-510-4209.  You also can obtain a VIP Series prospectus at www.delawarefunds.com/dcio/literature.

Subaccount	Fund	Investment Objective
Covered Call Strategy Subaccount	Delaware VIP Covered Call Strategy Series	Long-term capital appreciation.
Equity Income Subaccount	Delaware VIP Equity Income Series	Total return.
Fund For Income Subaccount	Delaware VIP Fund For Income Series	High current income.
Government Cash Management Subaccount	Delaware VIP Government Cash Management Series	Current income consistent with the preservation of capital and maintenance of liquidity.
Growth and Income Subaccount	Delaware VIP Growth and Income Series	Long-term growth of capital and current income.
International Subaccount	Delaware VIP International Series	Long-term capital growth.
Investment Grade Subaccount	Delaware VIP Investment Grade Series	A maximum level of income consistent with investment primarily in investment grade debt securities.
Limited Duration Bond Subaccount	Delaware VIP Limited Duration Bond Series	Current income consistent with low volatility of principal.
Opportunity Subaccount	Delaware VIP Opportunity Series	Long-term capital growth.
Growth Equity Subaccount	Delaware VIP Growth Equity Series	Long-term growth of capital.
Special Situations Subaccount	Delaware VIP Special Situations Series	Long-term growth of capital.
Total Return Subaccount	Delaware VIP Total Return Series	Sustainable current income with potential for capital appreciation with moderate investment risk.

HOW THE POLICY WORKS
The Policy is described as "variable" because the amount of Your death benefit, cash value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) that You select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the guaranteed minimum death benefit (adjusted for loans, loan interest and partial surrenders), if You pay all Your premiums. We offer twelve (12) Subaccounts, from which You may select.
The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.
POLICY APPLICATION PROCESS
To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before approving an application, We conduct underwriting to determine the proposed Insured's insurability. If Your application is approved, We will credit Your Policy with the initial premium on the date that the Policy is issued. Until such time, Your initial premium is held in the General Account, during which time it may earn interest. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any applications for any reason. The Insured will be covered under the Policy as of the Policy’s issue date.
PREMIUMS
The Policy premiums are "level" because You pay the same amount each year for 12 years. We cannot increase the amount of Your premiums or extend the premium payment period. If You change Your premium payment schedule after Your policy has been issued, the premium amount will be adjusted to correspond with Your new schedule, as discussed below. After You have made the scheduled payments for 12 years, the Policy will stay in force for the life of the Insured unless You decide to surrender it or You borrow against it to the extent that it lapses. When referring to the life of the

Insured, We mean up to a maximum age of 120.
The Amount of Your Premiums
The premium You pay is determined by the amount of guaranteed minimum death benefit, the underwriting classification of the Insured, the frequency of Your payments and any riders You have selected. We cannot increase this premium amount. However, there is an additional premium charge if You ask Us to accept Your premiums on an installment basis (see “Charges and Expenses”). We have a $600 minimum annual premium requirement for issue ages 15 and over (which does not include additional premiums for any riders that You may select other than Waiver of Premium) and a $300 minimum annual premium requirement for issue ages 0-14.
We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee. In setting premium rates, We took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to Our surplus.
The Frequency of Your Payments
You pay premiums under the Policy for 12 years. Premium payments are due on or before the due dates at Our Administrative Office. If You pay early, We will place Your premium payment in Our General Account and, on the day that it is due, We will allocate the premium to the Subaccount(s) that You have selected.
If Your annual premium is $600 or more, You may choose to pay Your premiums on an installment basis - - i.e., on a semi-annual, quarterly or monthly basis. If You do not pay Your premiums on an annual basis, You will be subject to an additional premium charge to pay in installments. As a result, Your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the amount the premium increases.
If You select to pay premiums monthly, You will pre-authorize Us to electronically deduct premiums from Your bank account (“Lifeline”). We are not liable for any bank charges You may incur if You fail to maintain a sufficient balance in Your bank account to pay the premiums. To change the frequency of Your premium payment, You must notify Us prior to Your next premium due date, which coincides with the new frequency premium due date. We will then recompute Your premium amount and bill You accordingly.
Automatic Premium Loans to Pay Premiums
You may elect in a written request to Our Administrative Office to have the premium paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period (31 days after a missed premium due date) is paid by an automatic loan against the Policy.
You may elect the automatic loan provision only if Your premium is not in default and the resulting Policy loan and loan interest to the next premium due dates do not exceed the maximum loan value of Your Policy (see "Policy Loans"). You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when We receive it at Our Administrative Office.
ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS
When You purchase a Policy, You select the percentage of the net premium (premium less deductions) (see "Charges And Expenses") to allocate among the Subaccounts of Separate Account B. However, You must allocate at least 10% of the net premium to each Subaccount You select. Subsequent premiums will be allocated according to this allocation unless You request a reallocation of the assets attributable to Your Policy. The net premium is credited to Your Policy on the Policy's issue date and on each premium due date thereafter, whether or not You have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.
The net amount which is invested in the Subaccounts You select will generally increase over time, as charges and expenses decline. Thus, as time goes by, more of Your premium will be invested. As an example, the following charts illustrate the amount We would allocate to the Subaccount(s) for a 25-year-old male (standard class) with a guaranteed minimum death benefit of $51,908 and a gross annual premium of $1,200 over 12 years:

Reallocating Your Cash Value among Subaccounts
Subject to the limits discussed below, You may reallocate the percentage allocations among the Subaccounts by providing us with written notice of Your request or by calling 1(800) 832-7783.  You may reallocate the percentage allocations among the Subaccounts twice each Policy year. You may make reallocations only if:
■            You allocate the cash value to no more than five of the Subaccounts, and
■            the allocation to any one Subaccount is not less than 10% of the cash value.
You may reallocate the percentage allocations among the Subaccounts as described above by telephone by calling 1(800) 832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call.  We may also require written confirmation of your request.
We will not be liable for losses resulting from telephone requests that we believe are genuine.  We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.
We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.
What Are Our Policies on Frequent Reallocations Among Subaccounts?
The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to two per Policy year. We apply this limitation uniformly to all Policies.
We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.
We will only accept a transaction request that is in writing or made by telephone, and that complies with Our requirements. We will not accept transaction requests by  any other means, including, but not limited to, facsimile or e-mail.
As described in the VIP Series prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the VIP Series and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.
What Are the Risks to Policyowners of Frequent Reallocations?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.
In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.
In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the New York Stock Exchange ("NYSE"). This could cause dilution in the value of the shares held by other shareholders.
THE DEATH BENEFIT
The death benefit is the amount We pay to the named beneficiary at the death of the person whom You name as the Insured. It is the sum of the guaranteed minimum death benefit plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts that You have selected. We increase the death benefit to reflect (1) any insurance on the life of the Insured that You may have added by rider and (2) any premium You have paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the Insured's death and (3) partial surrenders.
Generally, We pay the death benefit within seven days after We receive all claim requirements in a form satisfactory to Us at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit. The interest rate is guaranteed to be at least 2.5%.
There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the Insured’s death. At the Insured’s death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at Our Administrative Office in a form acceptable to Us.
The Face Amount — the Guaranteed Minimum Death Benefit
We guarantee that the death benefit on Your Policy will never be less than the Policy's Face Amount, which is the guaranteed minimum death benefit (reduced for loans, loan interest and partial surrenders). During the first Policy year, the death benefit is equal to the guaranteed minimum death benefit. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy year by adjusting the death benefit by the change in the variable insurance amount on the Policy anniversary. This is the death benefit payable if the Insured dies during the following Policy year. In the event of a loan or partial surrender, the Face Amount is reduced (see “Policy Loans” and “Policy Surrenders” for more information).
We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee.
The Variable Insurance Amount
The variable insurance amount is based upon the investment results of the Subaccounts that You have selected.
We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.
During the first Policy year, the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, We determine the change in Your variable insurance amount by comparing the “actual net investment return rate” of Your Subaccounts (as defined below) with an assumed investment return of 4%, which We call the "assumed interest rate." The actual net investment return rate reflects the gross return on the underlying investments of Your Subaccounts less Fund expenses and mortality and expense risk charges.
Your variable insurance amount does not change if the actual investment return rate is exactly equal to the assumed interest rate. Your variable insurance amount increases if the actual net investment return rate is greater than the assumed interest rate and decreases if the actual net investment return rate is less than the assumed interest rate. We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.
The amount by which Your variable insurance amount will increase or decrease during any Policy Year is determined by dividing the Excess Investment Return for a Policy year by the applicable net single premium rate that is specified in Your Policy.

The Excess Investment Return for a Policy Year is equal to the Total Benefit Base on the anniversary (the sum of all values in Your subaccounts and Your outstanding loan balance) less the assumed benefit base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any net premiums received and increased by the 4% Assumed Interest Rate to the end of the Policy Year).
Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the Insured grows older, meaning that the Insured will receive less variable insurance per dollar of differential investment return as the Insured grows older. The net single premium will be lower for a Policy that We issue to a female than for a Policy that We issue to a male of the same age.
The variable insurance amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts that You have selected. If the variable insurance amount is negative, the death benefit is the guaranteed minimum death benefit. In other words, the death benefit is never less than the guaranteed minimum death benefit.
CASH VALUE
Determining Your Cash Value
There is no minimum guaranteed cash value. The cash value varies daily and on any day within the Policy Year equals the cash value as of the end of the prior Policy Year, plus the net premiums that You have paid since that date, plus the actual net investment return of the Subaccounts You have selected, plus the interest credited to Policy loans if You have any outstanding loans, adjusted for the cost of insurance protection and surrenders. The Policy offers the possibility of increased cash value due to good investment performance and decreased cash value due to poor investment performance. You bear all of the investment risks.
Deduction of Cost of Insurance Protection from Cash Value
Your cash value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.
We guarantee that the cost of insurance rates will not be higher than rates based on the 1980 Commissioners' Standard Ordinary Mortality Table, which We use to compute the cost of insurance protection for each Policy. For mortality rates for extended term insurance, We use the Commissioners' 1980 Extended Term Table. For Policies issued prior to 1989, We use the 1958 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners' 1958 Extended Term Table for mortality rates for extended term insurance.
In all cases, We base the cost of insurance protection on the net amount of insurance at risk (the Policy's guaranteed minimum death benefit, plus the variable insurance amount, minus the cash value) and the person's sex and attained age. The cost of insurance protection generally increases each year because the probability of death increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that You have selected.
Policy Surrenders - You may fully surrender the Policy for its Surrender Value (cash value less any outstanding Policy loans and loan interest) at any time while the Insured is living. The amount payable will be the cash value that We next compute after We receive the surrender request at Our Administrative Office. If You request a full surrender, it will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.
You may partially surrender Your Policy on any Policy anniversary. We permit a partial surrender only if You (1) have no outstanding Policy loan and (2) have no overdue premiums. In addition, Your premiums after the partial surrender must still meet the Policy’s minimum annual premium requirement. A partial surrender will be effective only if We receive all requirements for a partial surrender at Our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.
When You make a partial surrender, the guaranteed minimum death benefit, variable insurance amount, death benefit, and cash value for the Policy will each be reduced in the same proportion as the partial surrender relates to the Surrender Value. The premium will also be reduced. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to You as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.
We will usually pay the Surrender Value within seven days. However, We may delay payment for the following reasons:
■            a recent payment that You made by check has not yet cleared the bank (We will not wait more than 15 days for a check to clear),
■            We are not able to determine the amount of the payment because the NYSE is closed for trading or the SEC determines that a state of emergency exists, or
■            for such other periods as the SEC may by order permit for the protection of security holders.
If, due to either the second or third scenario discussed above, We delay payment of the Surrender Value beyond 30 days from the date that We have received all necessary forms, We will pay interest from the effective date of the surrender. The interest rate paid will be at least 3%.
While We do not assess a charge for full or partial surrenders, You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may convert the Policy into a MEC. See "FEDERAL TAX INFORMATION." We may deduct withholding taxes from the Surrender Value.
Policy Loans - You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if You assign Your Policy to Us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or You use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the Insured is living and the Policy is in force.
When You take out a loan, We transfer a portion of the cash value equal to the loan from the Subaccount(s) that You have selected to Our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan.
A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the variable insurance amount and the cash value, whether or not You repay the loan in whole or in part. This occurs because We will not credit net investment return that the Subaccount(s) earn to the amount that We maintain in the General Account during the period that the loan is outstanding. Instead, We credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that We have filed with the state insurance departments.
Even if it is repaid, a Policy loan will have a negative impact on the variable insurance amount and the cash value if the actual investment returns of the Subaccounts You have selected exceed the assumed investment return of 4%. The longer the loan is outstanding, the greater the impact is likely to be.
If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to Your allocation to each Subaccount.
We subtract the amount of any outstanding loan plus interest from any death benefit or any cash value that We pay. If Your outstanding loan with accrued interest ever equals or exceeds the cash value, We will mail notice of such event to You and any assignee at the assignee's last known address. The Policy terminates 31 days after We mail such notice. This may be a taxable event. The Policy does not terminate if You make the required repayment within that 31 day period.
While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the cash value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.
SETTLEMENT OPTIONS
You or Your beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in a minimum annual payment of $50. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Federal tax consequences may vary depending on the settlement option chosen. The options are as follows:
Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of 2.5% per year, which may be increased by additional interest.
Payment of a Designated Amount  - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2.5% per year and any additional interest are exhausted.
Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2.5% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.
Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.
Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.
Life Income Only - Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.
OPTIONAL INSURANCE RIDERS
The following optional insurance provisions may have been included in a Policy in states where available. If You wished to elect one or more of these riders, You must have done so at the time Your Policy was issued. Riders are subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below are not complete. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your sales representative.
Accidental Death Benefit
You may have elected to obtain an accidental death benefit rider if the Policy Insured's issue age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Policy Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Policy Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Policy Insured's accidental death benefit coverage in all other insurance companies.
12 Year Level Term Rider
You may have elected to obtain a 12 year level term insurance rider where the Policy Insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount or (3) three times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the Policy Insured reaches age 65.
Waiver of Premium
You may have chosen to obtain a waiver of premium rider where the Policy Insured’s issue age is 15 to 55. Under the rider, We will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability of the Insured which continues for at least six months. Total disability means that the Policy Insured must be unable to engage for remuneration or profit in any occupation for which he or she is or could be suited by reason of education, training or experience.  Being a student is considered engaging in an occupation. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the Policy Insured reaches age 60.
OTHER PROVISIONS
Age and Sex
If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.
Assignment
You may transfer ownership of Your Policy from yourself to someone else. However, the assignment is not binding on Us, unless it is in writing and filed with Us at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.
Beneficiary
This is the person You designate in the Policy to receive death benefits upon the death of the

Insured. You may change this designation, during the Insured's lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us.
Right to Examine
You have a period of time to review Your Policy and cancel it for a return of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of Your Policy. At a minimum, You can cancel Your Policy at any time within 45 days of completing Part I of the application or within 10 days after You receive Your Policy. You must return Your Policy along with a written request for cancellation to Us at Our Administrative Office.
Default and Options on Default
A premium is in default if You do not pay it on or before its due date. There is a grace period of 31 days after the due date during which the insurance continues in force. If the Insured dies during the grace period, We deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.
If You have elected the automatic premium loan provision, and You do not pay a premium by its due date, the premium will automatically be borrowed from the cash value of the Policy. If You have not elected the automatic premium loan provision and You do not surrender a Policy within 60 days after the date of default, We apply the Policy's cash value minus any loan and interest to purchase continued insurance.
You may choose either extended-term insurance or reduced paid-up whole life insurance for the continued insurance. If the Insured is rated as standard class, You automatically have the extended-term insurance if You make no choice. If We rated the Policy for extra mortality risks, You automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.
The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the Surrender Value on such date purchases.
The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the Surrender Value purchases on the date the option becomes effective.
You may surrender a Policy continued under either option for its cash value while the Insured is living. You may take a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.
For example, for a male issue age 25, and assuming 0% and 12% hypothetical gross annual investment returns, if default insurance option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:
	0%	12%
Cash Value of the Policy	$3,992	$5,535
Reduced Paid-up Whole Life Insurance	$18,406 for life	$25,521 for life
Extended Term Insurance	$51,908 for 25 years	$55,994 for 29 years

Exchange Privilege
The exchange privilege allows You to exchange the Policy for a permanent fixed life insurance policy that We issue on the Insured's life. The exchange privilege is available:
■            within the first 18 months after the Policy's issue date, if You have duly paid all premiums, or
■            if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.
You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue date, and risk classification for the Insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy issue date. You may elect either a continuous-premium policy or a limited-payment policy for Your exchanged policy.
In some cases, We may adjust the cash value on exchange. The adjustment equals the Policy's Surrender Value minus the new policy's tabular cash value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.
Grace Period
With the exception of the first premium, We allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless You surrender it.
Incontestability
Except for nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue.
Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law.
State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics.
Payment and Deferment
We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) We cannot determine the amount because the NYSE is closed for trading, or (3) the SEC determines that a state of emergency exists.
Under a Policy continued as paid-up or extended term insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 30 days, We will pay interest at a rate of not less than 3% per year on the Surrender Value. We will pay the interest from the date of surrender to the date We make payment.
Payment of Dividends
The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of FLIAC.
Policy Years and Anniversaries
We measure Policy years and anniversaries from the date of issue of the Policy, which will generally be the date on which We approve the application. The date of issue may be backdated on Your request to save age. However, the date of issue cannot be earlier than either: (1) the date You sign the application or (2) a date 15 days before the date on which We approve the application.

Each Policy year will commence on the anniversary of the date of issue.
Reinstatement
You may request reinstatement of a Policy that You did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, You must present evidence of insurability acceptable to Us, and You must pay to Us the greater of:
(1)
all premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when You continued the Policy as reduced paid-up insurance or extended term insurance; or

(2)	110% of the increase in cash value resulting from reinstatement.
To reinstate, You must also pay Us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.
Suicide
If the Insured commits suicide within two years from the Policy's date of issue, Our liability under the Policy is limited to all premiums paid less any indebtedness.
Valuation of Assets
We determine the unit value for each Subaccount at the regularly scheduled close  (“close of business”) of the NYSE, on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the VIP Series prospectus.
Processing Transactions
Generally, Your transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally, 4:00 P.M., Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.
CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of Your premium payments, the charges that We deduct from Your premiums, or the charges that We deduct from Your Subaccount(s) for mortality and expense risks.
Transaction Fees
We deduct from Your premiums the fees and charges listed below. The resulting net premium amount is allocated to the Subaccount(s) that You have selected.
Sales Charge. We impose a sales charge on each annual premium for Our sales expenses. The charge does not correspond to Our actual sales expenses for any particular year. The sales charge is a percentage of the actual annual premium payment. The percentage declines based upon the following schedule:
Years	Maximum Percentages
1	30%
2-4	10%
5 and later	6%
In addition, in an effort to promote the sale of Our products, We and FFS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FFS also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, We and FFS may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us.
Premium Tax Charge. This charge is 2% of the premium to cover the costs We expect to incur in paying premium taxes for all policies and administrative expenses related to certain other state filings. Premium taxes vary from state to state and currently range up to 4%. We impose this charge regardless of the premium tax rate in effect in any state.
First Year Charge. We impose a charge in the first Policy year which is an addition to other applicable fees and charges at the rate of $5 per $1,000 of the guaranteed minimum death benefit for Our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records. If You pay Your annual premium in multiple payments, this charge will be deducted from Your payments on a pro rata basis.
Annual Administrative Charge. We annually impose on a standard class Policy a $30 annual charge for Our administrative expenses including (1) premium billing and collection, (2) recordkeeping, (3) processing benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners. If You do not meet Our standard coverage requirements, this annual charge is $45.
Risk Charge. We impose a risk charge of 1.5% of the premium. The charge is intended to partially cover Our guarantee that the death benefit will always at least equal the guaranteed minimum death benefit.
Installment Payment Premium. When You pay premiums on other than an annual basis, the premium amount for a Policy year will increase to compensate for Our loss of interest and additional billing and collection expenses. A portion of this premium increase is credited under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed minimum death benefit of Your death benefit. Your premiums will increase according to the following schedule:
Increased Premiums for Installment Payment of Premiums (as a percentage of an annual payment)
Payment Frequency	Increase in Premium
Annual	0%
Semi-annual	2%
Quarterly	4%
Pre-authorized monthly	5.96%
Optional Insurance Rider Premiums. If You choose any optional insurance riders, We will increase Your premiums by the amount associated with the rider’s costs to You. Premium charges applicable to Your

Policy for optional riders will be indicated in Your Policy.
Our current minimum and maximum premium rates, as well as the rate for Our representative Policyowner, for each of the optional insurance riders are:
Optional Rider		Premium per $1,000 face amount of Rider
■	Accidental Death	Minimum: $1.75
Maximum: $2.63
Standard case: $1.75
■	12 Year Level Term without Waiver of premium	Minimum: $0.68
Maximum: $16.39
Standard case: $1.02
■	12 Year Level Term with Waiver of premium	Minimum: $0.83
Maximum: $12.70
Standard case: $1.12
■	Waiver of premium	Minimum: $0.04
Maximum: $6.00
Standard case: $0.09
The amount of the added premium for a rider is determined by the applicable age, sex and underwriting classification. The above premiums may not be representative of the premium You will actually pay.
PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE
Cost of Insurance Protection
We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to Your Policy based upon Your age, sex and the net amount of insurance that is at risk. (See "Deduction of Cost of Insurance Protection from Cash Value").
Your premium will also reflect Your mortality rating. In short, Your premium will be higher if You are rated as having a higher than average mortality risk. Our current minimum and maximum cost of insurance rates, as well as the rate for Our representative Policyowner, based on the net amount at risk are:
■            minimum: $0.68 per $1,000;
■            maximum: $14.38 per $1,000;
■            standard case with $51,908 guaranteed minimum death benefit: $1.75 per $1,000.
Mortality and Expense Risks Charge
We deduct from the Subaccount assets attributable to Your Policy a daily charge for the mortality and expense risks that We assume. We compute the charge at an effective annual rate of 0.50% of the Subaccount assets attributable to Your Policy.
The mortality risk that We assume is that the person named as the Insured under the Policy will live for a shorter time than We have estimated and/or that the guaranteed minimum death benefit will be payable. The expense risk We assume is that the expenses We incur in issuing and administering the Policies will be greater than We have estimated.
Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.
Income Tax Charge
We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account B. However, if We  did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.
Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly.

The highest and lowest gross annual Fund operating expenses as of October 4, 2019 were 0.90% and 0.75% respectively.
Annual fund expenses for all Funds are more fully described in the attached VIP Series prospectus. We begin to accrue and deduct all of the above charges and premiums on a Policy's issue date.

FEDERAL TAX INFORMATION
This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which You should consult a qualified tax adviser.
POLICY PROCEEDS
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of a “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”). Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test.  We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:
■            the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;
■            the growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and,
■            transfers among Subaccounts are not taxable events for purposes of federal income tax.
SURRENDERS AND LOANS
The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a “life insurance contract" but fails to meet the "seven-pay" test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance contract designed to provide for paid-up future benefits after the payment of seven equal annual premiums.
The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the face amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.
Policies that Are not MECs
If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash Surrender Value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.

If You make a partial surrender after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds Your basis in the Policy. In other words, partial surrenders after 15 Policy Years will be treated as being from basis first and income second. During the first 15 Policy Years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of Your death benefit to the cash value and the age of the Insured at the time of the surrender.
If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force. Nor is the interest paid on such loans deductible for federal income tax purposes.
If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.
If the cash value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a policy loan.
Policies that Are MECs
A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59½ are subject to an additional 10% penalty.
Tax Withholding
Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.
Estate and Generation Skipping Taxes
Because of the complex nature of the federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy.  The Code provides an exemption for  federal estate tax purposes of $11,400,000 for 2019 (adjusted for inflation annually thereafter) and a top estate tax rate of 40%.  An unlimited marital deduction may be available for assets left to a U.S. citizen spouse.  The marital deduction defers estate and gift taxes until the death of the surviving spouse. Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.
When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured’s estate for  federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any “incident of ownership” in the Policy at the death or at any time within three years of death.  An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.
If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax.  In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”).  Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the beneficiary may be subject to the GSTT.  The Code provides an exemption for purposes of the GSTT of $11,400,000 for 2019 (adjusted for inflation annually thereafter) and a top  GSTT tax rate of 40%.
Other Tax Issues
We are taxed as a "life insurance company" under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account B. Based on this expectation,  no charge is currently assessed against Separate Account B for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account B. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account B in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account B. We may assess Separate Account B for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account B in the future, they could reduce the net investment performances of the Subaccounts.
In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment adviser of the VIP Series monitors each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.
Each of the Funds sells its shares not only to Separate Account B but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.
Under certain circumstances, a Policyowner’s control of the investments of Separate Account B may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account B for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION
VOTING RIGHTS
Because the Funds of the VIP Series are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.
If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:
■    shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;
■    shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■    shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.
We will vote Fund shares that We hold directly in the same proportion that We vote shares held by Policyholders in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.
We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.
We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.
The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.
REPORTS
Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA.  At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, we will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed, after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.
FINANCIAL STATEMENTS
The financial statements of FLIAC and Separate Account B are in the Statement of Additional Information.
Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We filed a Statement of Additional Information (“SAI”), dated May 1, 2019 with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. You can get a free SAI, request other information about the Policy or make other inquiries by contacting Us at Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, New Jersey 08837, calling Us toll free at 1(800) 832-7783 or by visiting Our website www.foresters.com. You can obtain copies of Our documents (including reports and the SAI), after paying a duplicating fee, by electronic request at publicinfo@sec.gov. Electronic versions of documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
SEC file number: 002-98410/811-04328